[EDISON INTERNATIONAL LOGO]

                               EIX 2005 Goals - To Implement the EIX Strategic Plan

o       Substantially strengthen ethics and compliance programs, accountability, and management focus, to uphold integrity as the company's paramount value

o       Develop the talent critical to achieving the Strategic Plan objectives, with emphasis on enhancement of leadership capabilities and rotations within and across the companies

o       Secure regulatory approvals for SCE's capital expenditures, as identified in the Strategic Plan

o       Resolve satisfactorily the market structure and power procurement rules for the markets in which SCE, EME and EC operate

o       Effectively allocate cash and credit to achieve optimum balance of growth, hedging, debt reduction and dividends

o       Effectively manage enterprise risks, including high customer rates, market volatility, environmental control costs and tax audits of leases

o       Achieve core earnings of $696 million ($2.14 per share) and reported earnings of $737 million ($2.26 per share)

O       Develop and implement a plan for organizational/process changes across EIX to enhance ability to meet Strategic
        Plan objectives

o       Achieve 2005 company-specific safety, reliability and other operational goals for SCE, EME, and Edison Capital, with appropriate steps to ensure adherence to company values and accuracy in achievement measures

                                                (Approved February 17, 2005)

[SOUTHERN CALIFORNIA EDISON COMPANY LOGO]

                               SCE 2005 Goals - To Implement the EIX Strategic Plan

o       People and Values
-------------------------------------------------------------------------------------------------

Substantially strengthen ethics and compliance programs, accountability, and management focus, to uphold integrity as the company's paramount value

Develop the talent critical to achieving the Strategic Plan objectives, with emphasis on enhancement of leadership capabilities and rotations within and across the companies

Improve safety performance by enhancing safety management systems and the program's focus on prevention of work injuries

o       Infrastructure Investments
--------------------------------------------------------------------------------------------------

Through the 2006 Rate Case and other regulatory proceedings, secure satisfactory regulatory approvals for the projects identified in the EIX Strategic Plan

As authorized by the regulators, meet planning and construction targets for these infrastructure investments

Complete C-Aquifer study and resolve key commercial terms for coal and water supply on economical and commercially acceptable terms to determine whether efforts to allow extension of Mohave operation beyond 2005 should be continued, or whether Mohave should be permanently shut down with recovery of resulting costs

o       Customer Benefits
-------------------------------------------------------------------------------------------------

Ensure long-term reliability and create downward pressure on rates by:

o        Securing reasonable long-term procurement rules

o        Acquiring resources to meet 2006 requirements

o        Achieving fair cost allocation rules

o        Avoiding uneconomic cost shifting from municipalization, cogeneration, distributed generation and community aggregation

o        Controlling costs to expected 2006 GRC levels

                                                (Approved February 17, 2005)

[SOUTHERN CALIFORNIA EDISON COMPANY LOGO]

                               SCE 2005 Goals - To Implement the EIX Strategic Plan

o       Customer Benefits (continued)
-----------------------------------------------------------------------------------------------------------

Sustain first quartile reliability performance, as measured by relevant EEI data

Improve customer service through new programs and services to meet customer needs, including:

        o        Redesigning SCE.com website to improve accessibility, content and automated features

        o        Expanding business solutions for small commercial customers

o        Operational Excellence
----------------------------------------------------------------------------------------------------------

Enhance business effectiveness and productivity through successful implementation of the Business Process
Integration initiative

Achieve SONGS 2&3 operational, safety and regulatory performance goals

Achieve 85% of Key Performance Indicators, including E-KPI Index with appropriate steps to ensure adherence to company values and accuracy in achievement measures

Develop and implement an integrated process to ensure accurate and timely injury reporting

o       Finance
----------------------------------------------------------------------------------------------------------

Achieve core earnings of $570 million and a total net income of $626 million

Achieve successful outcome in the 2006 cost of capital proceeding, including fair compensation for energy procurement activities

Achieve successful resolution of the 2006 Rate Case

                                                (Approved February 17, 2005)

[EDISON MISSION ENERGY]

                               EME 2005 Goals - To Implement the EIX Strategic Plan

o       People and Values
---------------------------------------------------------------------------------------------------------------

Substantially strengthen ethics and compliance programs, accountability, and management focus, uphold integrity as the company's paramount value

Develop the talent critical to achieving the strategic plan objectives, with emphasis on enhancement of leadership capabilities and rotations within and across the companies

Achieve a total fleet Safety Incident Rate of less than 2.3 for Illinois and 2.0 for non-Illinois plants

o       Financial Stability/Growth
---------------------------------------------------------------------------------------------------------------

Efficiently allocate EME's credit resources and cash to achieve debt reduction, hedging and growth consistent with the EIX Strategic Plan

        o    Develop and implement a debt liability management program to cost- effectively reduce overall MEHC leverage

        o    Complete the 2005 hedge program, develop and implement 2006 hedging strategy and position the Company to enter into longer term power contracts as market opportunities and credit requirements evolve

        o    Manage forward fuel and emission allowance positions to protect gross margins

        o    Examine  potential value opportunities arising from IPP industry restructuring and from California's need for new generation capacity

o       Financial Performance
-----------------------------------------------------------------------------------------------------------------

Achieve core earnings of $111 million

Achieve planned project distributions to EME of $445 million

Realize $75 million of proceeds from the Lakeland claim

                                        (Approved February 17, 2005)

[EDISON MISSION ENERGY]

                               EME 2005 Goals - To Implement the EIX Strategic Plan

o       Market Structure/Environmental Risk
---------------------------------------------------------------------------------------------------------------

Obtain supportive and fair public policy outcomes with respect to:

        o        Market structure and power procurement rules in the PJM and Illinois markets

        o        Environmental requirements resulting from federal and state legislation or local ordinances, EPA mercury emission rulemaking and New Source Review rules

o       Operational Excellence
--------------------------------------------------------------------------------------------------------------

Rationalize EME's organization structure, personnel levels and business processes to reflect domestic only operations

Effectively manage non- fuel O&M costs, with the aid of benchmarking, by establishing competitive performance targets and implementing productivity improvement programs

Achieve an equivalent availability factor of 82.3% for coal plants and 95.2% for gas plants and an equivalent forced outage rate of 8.8% for coal plants and 1.0% for gas plants

Achieve a NOx emission rate of 0.15 lb/MMBtu or less at Homer City and 0.25 lb/MMBtu at the Illinois plants

                                                (Approved February 17, 2005)

[EDISON CAPITAL]

                                EC 2005 Goals - To Implement the EIX Strategic Plan

o       People and Values
------------------------------------------------------------------------------------------------------------------

Substantially strengthen ethics and compliance programs, accountability, and management focus, to uphold integrity as the company's paramount value

Develop the talent critical to achieving the Strategic Plan objectives, with emphasis on enhancement of leadership capabilities and rotations within and across the companies

o       Asset and Risk Management
-----------------------------------------------------------------------------------------------------------------

Make substantial progress towards resolving tax audits of leases including litigation plans, settlement considerations, and financing contingencies in coordination with EIX

Successfully resolve outstanding issues associated with investments on the Infrastructure and Affordable Housing
Watch Lists

Achieve an availability factor of 95% for EC's wind energy projects

o       Growth
-----------------------------------------------------------------------------------------------------------------

Close $180 million of investment in renewable energy and affordable housing projects as reflected in the EIX
Strategic Plan

Support legislative and regulatory policy and market structures which provide a sustainable framework for renewable technologies in energy markets

Complete the evaluation of broadening EC's traditional role as structured equity investor in renewables

o       Financial Performance
-----------------------------------------------------------------------------------------------------------------

Achieve core earnings of $35 million in 2005

                                                (Approved February 17, 2005)